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                                                              EXHIBIT 10(iii)(L)


                           DALLAS SEMICONDUCTOR CORPORATION


                                  AMENDMENT TO
                       AGREEMENT, DATED MAY 20, 1999, WITH
                                   CHAO C. MAI



                  RESOLVED, that, a "Change in Control" as defined in Section
         1.3 thereof having not occurred, the May 1999 Agreement between the Corporation and Mr. Chao C. Mai, be, and the same hereby is, amended, pursuant to Section 6.1 thereof, effective immediately, by: (i) the insertion of the word "or" immediately preceding clause (iv) in Section
         1.3 and the deletion of clause (v) of Section 1.3; (ii) the insertion of the words "after a Change in Control" between the words "die" and "prior" in the first line of Section 5.1; and (iii) the deletion of the last sentence of Section 7.9; and, further, by the adoption of this resolution, said amendments shall have the same force and effect as if set forth in a separately executed amendment to said May 1999 Agreement.


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                                  AMENDMENT TO
                       AGREEMENT, DATED MAY 20, 1999, WITH
                                MICHAEL L. BOLAN



                  RESOLVED, that, a "Change in Control" as defined in Section
         1.3 thereof having not occurred, the May 1999 Agreement between the Corporation and Mr. Michael L. Bolan, be, and the same hereby is, amended, pursuant to Section 6.1 thereof, effective immediately, by:
         (i) the insertion of the word "or" immediately preceding clause (iv) in
         Section 1.3 and the deletion of clause (v) of Section 1.3; (ii) the insertion of the words "after a Change in Control" between the words "die" and "prior" in the first line of Section 5.1; and (iii) the deletion of the last sentence of Section 7.9; and, further, by the adoption of this resolution, said amendments shall have the same force and effect as if set forth in a separately executed amendment to said May 1999 Agreement.


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                                  AMENDMENT TO
                       AGREEMENT, DATED MAY 20, 1999, WITH
                                  ALAN P. HALE



                  RESOLVED, that, a "Change in Control" as defined in Section
         1.3 thereof having not occurred, the May 1999 Agreement between the Corporation and Mr. Alan P. Hale, be, and the same hereby is, amended, pursuant to Section 6.1 thereof, effective immediately, by: (i) the insertion of the word "or" immediately preceding clause (iv) in Section
         1.3 and the deletion of clause (v) of Section 1.3; (ii) the insertion of the words "after a Change in Control" between the words "die" and "prior" in the first line of Section 5.1; and (iii) the deletion of the last sentence of Section 7.9; and, further, by the adoption of this resolution, said amendments shall have the same force and effect as if set forth in a separately executed amendment to said May 1999 Agreement.








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                             SECRETARY'S CERTIFICATE


         I, Marla K. Suggs, Corporate Secretary of Dallas Semiconductor Corporation, a Delaware corporation, do hereby certify that the attached resolutions were duly adopted by the Board of Directors of the Corporation, at a meeting duly called and held on November 18, 2000, at which a quorum was present and voting throughout, and that said resolutions are still in full force and effect and have not in anywise been amended, modified or rescinded:

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office on this, the 5th day of February, 2001.


                                      /s/ Marla K. Suggs
                                      ------------------------------------------
                                      Marla K. Suggs
                                      Corporate Secretary